OPPENHEIMER GLOBAL HIGH YIELD FUND

Supplement dated January 24, 2018 to the

Prospectus and Statement of Additional Information dated September 28, 2017

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global High Yield Fund (the “Fund”), and is in addition to any other supplements. You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

Effective immediately:

Prospectus:

1.	The first sentence in the section titled “Portfolio Managers” is deleted in its entirety.

2.	The first paragraph in the section titled “How the Fund is Managed –Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by Chris Kelly, CFA, and Ruta Ziverte, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Kelly has been a portfolio manager and Vice President of the Fund since March 2015. Ms. Ziverte has been a portfolio manager and Vice President of the Fund since January 2016.

3.	The second paragraph in the section titled “How the Fund is Managed – Portfolio Managers” is deleted in its entirety.

SAI:

1.	All references to Michael Mata are removed.

January 24, 2018	PS1350.010